UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER:  811-21080
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (630) 245-7200
DATE OF FISCAL YEAR END:  October 31, 2007
DATE OF REPORTING PERIOD:  November 1, 2006 through October 31, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money™

Calamos Convertible Opportunities and Income Fund (CHI)

Annual Report October 31, 2007

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

Letter to Shareholders	1

Economic and Market Review	2

Investment Team Interview	4

Schedule of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes In Net Assets	18

Notes to Financial Statements	19

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Trustee Approval of Management Agreement	28

Tax Information	31

Trustees & Officers	32

About Closed-End Funds	37

Leverage	38

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	39

The Calamos Investments Advantage	40

Calamos Closed-End Funds	41
PERSONAL ASSISTANCE

800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.
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Letter to Shareholders
Dear Fellow Shareholders:
Thank you for your investment in Calamos Convertible Opportunities and Income Fund (CHI). Enclosed is the Fund’s annual report for the year ended October 31, 2007. We welcome this opportunity to communicate with you and recommend that you carefully review this report.
Closed-end funds felt the impact of the credit storm as investors, wary of the ensuing market turmoil, participated in a significant sell off of closed-end fund shares. Although the Fund’s market price got caught up in the general downdraft, its net asset value (NAV) posted a gain of 11.51% for the year. Why does NAV matter? It matters because it reflects the fundamental quality of the portfolio and its ability to generate total return, which has a direct bearing on maintaining a level distribution. Despite the market challenges of recent months, the Fund has maintained a stable monthly distribution of at least $0.1500 per share since June 2003. As of October 31, 2007, this equated to an annualized distribution rate of 10.65% based on market price. We believe the Fund’s consistent NAV is a testament to the rigorous credit research and bottom-up analysis that has served the portfolio well in the recent, volatile environment—and throughout its history.
While we cannot predict how the credit crunch will continue to affect closed-end funds, we believe that the Fund continues to offer solid underlying fundamentals and a time-tested investment process. As we continue to do our job managing the net assets of the Fund, we believe more investors will take notice, and the market price will appropriately reflect the portfolio’s intrinsic value.
We encourage you to stay informed on a continual basis by visiting www.calamos.com for timely fund performance, portfolio details and market commentary. At our website, you can also sign up for e-delivery to receive important shareholder communications long before the printed copies get mailed.
Thank you for the continued confidence you have placed in our team, our investment process and Calamos Closed-End Funds. We will do our utmost to continue earning your trust and look forward to serving your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

Convertible Opportunities and Income Fund Letter to Shareholders ANNUAL REPORT	1

Economic and Market Review

For the latest market and
economic outlook, please visit
our website at www.calamos.com
and select the
“Individual Investors” link.

For the one-year reporting period, convertible securities and corporate bonds posted good gains. The Value Line Convertible Index1 rose 11.05% and the CS High Yield Index2 climbed 7.72% for the one-year period ended October 31, 2007. Calamos Convertible Opportunities and Income Fund returned 11.51% at net asset value.
Good global growth, corporate profitability and largely contained inflation provided ongoing support throughout the period. However, the economic landscape was also characterized by increasing uncertainty, a renewed appreciation for risk and a shift in investor sentiment. In February, former Federal Reserve Chairman Alan Greenspan’s comments about a potential for recession in the United States cast the global markets into turmoil. His remarks, paired with increased concern about the U.S. housing market, prompted investors to re-evaluate risk. Specifically, traditional growth companies were increasingly recognized for their stable earnings prospects and quality fundamentals.
Throughout the summer, concerns about risk mounted and uncertainty grew. Deteriorating conditions in the sub-prime mortgage market served as a catalyst for a global credit crisis. (Sub-prime mortgages are home loans made to borrowers with low credit scores or high amounts of debt; these loans represent a fraction of the total mortgage market.) A number of hedge funds, Wall Street players and their international counterparts were forced to reckon with their use of complex mortgage derivatives and off-balance sheet financing. Concerned by the lack of transparency in the credit markets, many participants became less willing to purchase debt instruments, particularly those linked to the sub-prime mortgage market. However, even higher-quality investments and those not directly affected by the mortgage market felt the sting of negative sentiment, although their fundamentals remained intact.
The Federal Reserve took decisive steps to maintain liquidity within the markets, including two reductions to the federal funds target rate. As the period progressed, the markets regained a degree of traction and resumed their advance and volatility declined somewhat.
Despite these challenges, the convertible market was quite healthy during the period. In fact, the varying conditions in the markets during the reporting period underscored the benefits of convertibles. Broadly speaking, convertible securities participated in the upward movement of the equity markets while demonstrating greater resiliency in downward markets. Convertibles tend to benefit from increased volatility, which we saw during the annual period. Speculative-grade convertibles outperformed investment-grade convertibles for the reporting period. However, investment-grade issues performed more strongly during the final months of the period as investors became more wary of credit-quality risk.
In contrast, the high-yield market was significantly challenged by risk-averse investors reacting to spreading troubles in the credit market. During the first portion of the reporting period, investor enthusiasm for high-yield bonds was robust. High-yield securities were supported by healthy earnings, a generally positive view by investors of the U.S. economy and a historically low default rate. New issuance

2	Convertible Opportunities and Income Fund ANNUAL REPORT Economic and Market Review

Economic and Market Review
remained strong as borrowers took advantage of low yields and high demand from investors. Conditions changed abruptly in June as losses from sub-prime mortgage securities mounted. High-yield bonds came under considerable pressure as investors fled the sector in favor of government bonds and other high-quality securities.
For the one-year period overall, CCC rated bonds performed better than higher-rated, high-yield securities. However, the higher-rated tiers of the high-yield universe gained traction as the troubles in the sub-prime market rippled across the credit markets. Within the broad high-yield market, utilities and health care sectors led for the period and financials lagged.
At the close of the period, investors found themselves confronted by mixed data. In the United States, the housing market continues to languish, but this correction was not wholly unexpected. The Federal Reserve and other central banks responded proactively to the potential liquidity issues created by the credit crisis, but the magnitude and duration of the crisis is not yet fully known and will likely take many months to work its way fully through the economy. Energy prices continue to cast a shadow and have exacerbated uncertainty about future consumer spending. However, a rising equity market and robust exports should help offset declining home values and support ongoing spending.
Although the near-term view may be more uncertain, we continue to have a favorable long-term outlook on the U.S. economy. As we have discussed in our previous communications with shareholders, the strength of the U.S. economy is due in large measure to its diversification. Although the travails of the housing and automotive sectors have dominated the news, these sectors are a relatively small slice of the U.S. economy and it’s important to remember that the U.S. economy has weathered many industry- specific recessions without falling into a broader recession. Additionally, while gross domestic product (GDP) growth has declined from recovery levels, GDP growth has been respectable over recent quarters. Inflation remains contained, corporate balance sheets are still sound, and productivity and labor data are favorable. Moreover, the United States is a participant in a dynamic and growing global economy; and that the strength of the global economy underpins our longer-term optimism.
Risk and uncertainty may be troubling concepts for many investors. However, three decades of experience in the markets underscores our belief that these conditions do not preclude long-term investment opportunity; rather, they provide a context for it. Our investment process seeks to understand and manage risk to create long-term wealth. Throughout the reporting period, this approach served the Fund shareholders in good stead and we believe the Fund is advantageously positioned for what lies ahead.

[1]	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

[2]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.
This report is presented for informational purposes only and should not be considered investment advice.

Convertible Opportunities and Income Fund Economic and Market Review ANNUAL REPORT	3

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
TOTAL RETURN*
Common Shares — Inception 06/26/02

		Since
	1 Year	Inception **
On Market Price	-4.25%	14.52%
On NAV	11.51	14.83

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
Q. How did the Fund perform during the reporting period?
A. The underlying portfolio (as represented by net asset value, or NAV) of Calamos Convertible Opportunities and Income Fund (CHI) returned 11.51% for the one-year period. In contrast, the CS High Yield Index1 gained 7.72%.
On a market price basis, the Fund returned -4.25% assuming reinvestment of distributions.
DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share
October	$0.1500
September	0.1500
August	0.1500
July	0.1500
June	0.1500
May	0.1500
April	0.1500
March	0.1500
February	0.1500
January	0.3701
December	0.1500
November	0.1500
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. Did the Fund provide steady income distributions throughout the period?
A. Throughout the period, the Fund provided shareholders with a steady income stream, with monthly distributions of $0.1500 per share. The Fund has provided monthly distributions of at least this level since June 2003. The Fund’s current annualized distribution rate was 10.65%, based on closing market price as of October 31, 2007.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market price may be influenced by factors that are unrelated to the performance of the Fund’s holdings. For example, the market price may reflect investor sentiment or anxiety about certain parts of the market. During the reporting period, for example, problems in certain sectors of the bond markets (most notably, the mortgage market) created a cloud of negative sentiment that extended across much broader sections of the credit market.
We believe NAV returns are the more appropriate measure of a manager’s performance. The Fund’s NAV return measures the return of the individual

4	Convertible Opportunities and Income Fund ANNUAL REPORT Investment Team Interview

Investment Team Interview
securities within the portfolio less Fund expenses, but more importantly, it is a measure of how well the manager is able to avoid or capitalize on market disruptions or opportunities. The higher the return, the more value the Fund’s management team added through its security selection decisions.
Q. In the Economic and Market Review, you explained that sub-prime mortgages and certain types of debt linked to the mortgage market fell steeply. Did the Fund invest in those types of securities?
A. The Fund did not invest in securities backed by sub-prime loans, including collateralized debt instruments and structured investment vehicles. These were the areas that came under the greatest pressure during the summer sell off. Collateralized debt obligations are complex securities that represent an interest in pools of securities backed by mortgages, bonds, loans and other financial instruments. Structured investment vehicles are funded by debt; they profit by purchasing securities yielding more than the cost of capital.
We believed such areas of the market represented an undue level of risk and were concerned by their lack of transparency. This prudence served the Fund well during the period.
SECTOR ALLOCATION

Consumer Discretionary	22.6%
Information Technology	15.5
Financials	9.7
Health Care	8.5
Materials	8.4
Consumer Staples	8.4
Energy	8.3
Industrials	6.8
Telecommunication Services	4.5
Utilities	4.5
Sector allocations are based on managed assets and may vary over time.
Q. Before you discuss the specific factors that influenced performance, how did you position the Fund during the period?
A. This Fund invests primarily in higher-yielding corporate bonds and convertible securities. We adjust the allocation based on our view of the economic landscape as well as the opportunity potential of individual securities. Across the portfolio, our individual security selection process focuses on issuers that offer respectable balance sheets, good prospects for sustainable growth, reliable debt servicing, and significant revenue exposure to non-U.S. economies, among other factors.
Throughout the period, we increased the Fund’s allocation to convertible securities; these represented approximately 54% of the portfolio at the close of the reporting period. Convertible securities offer the potential for upside appreciation in rising equity markets and potential downside protection in declining markets. They also typically benefit from increased equity market volatility. Meanwhile, we pared exposure to corporate bonds.
While we focus on delivering steady income to shareholders, we carefully evaluate each investment’s yield opportunity within the context of its potential risk. Reflecting this, the Fund’s corporate and convertible holdings are diversified across the credit spectrum. The majority of the Fund’s rated securities are clustered within the upper tiers of the below-investment-grade universe. We also hold positions in investment-grade securities (those rated BBB or higher.) We are particularly cautious in regards to the lowest tiers of the credit spectrum, reflecting our belief that the marginally higher yields are not enough to compensate for the additional risks in today’s credit markets.

Convertible Opportunities and Income Fund Investment Team Interview ANNUAL REPORT	5

Investment Team Interview
Q. What factors enhanced performance?
A. The Fund benefited from strong security selection across a variety of industries. Within the Fund’s financials sector holdings, diversified insurers, re-insurers, and investment banking and brokerage industries were represented among leading contributors. These areas were less vulnerable to the credit crunch and tight credit spreads. A number of information technology holdings were notably solid performers. These included globally recognized leaders with compelling prospects for earnings and revenue growth. We believe these companies are well positioned to benefit from long-term secular trends. For example, in a competitive global economy, we expect that corporations will continue to invest in products and services that will enhance their productivity. This should provide a tailwind for select information companies.
The Fund’s return was further enhanced by convertible securities in cyclical sectors of the market, such as industrials. Within economically sensitive sectors (which are more vulnerable to cyclical changes), we often utilize convertible securities. In addition to their equity participation, we believe the convertibles offer better downside protection in areas of the market where we may see more risks.
QUALITY ALLOCATION

Weighted Average Credit Quality	BBB	-
AAA	0.0%
AA	1.1
A	10.0
BBB	17.2
BB	23.7
B	30.3
CCC or below	1.8
Not Rated	15.9
Data is based on a portion of portfolio holdings.Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.
Q. What factors hindered performance?
A. Although the Fund’s financials stake made a positive contribution to performance through our individual security selection, the Fund’s overweight to the sector hindered performance relative to the CS High Yield Index.
As we noted, our pursuit of yield is informed by our risk-conscious discipline. We were therefore underweighted in the most speculative areas of the high-yield universe, relative to the CS High Yield Index. While the performance of lower-quality and higher-grade securities evened out a bit more as the reporting period progressed, lower-quality securities outperformed for the period overall; and our quality bias tempered performance.
Q. Please explain how the Fund employs leverage and how the Fund’s leverage strategy contributed to performance.
A. Leverage strategies continued to contribute favorably to the returns earned by the Fund’s common shareholders despite the turmoil in the credit markets. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return.
Because of the turmoil in the credit market, many investors have a heightened apprehension about strategies that employ leverage. During the reporting period, concerns about creditworthiness cut a wide swath in the credit market. For a time, even the short-term, high-quality market came under pressure. In this environment, the cost of the Fund’s leverage increased. However, as the period progressed, the cost of leverage returned to more normal levels, as investors were reassured by the Federal Reserve’s decisive moves to maintain liquidity through reductions to the discount and target rates.

6	Convertible Opportunities and Income Fund ANNUAL REPORT Investment Team Interview

Investment Team Interview
To reduce the Fund’s borrowing-cost sensitivity to changes in interest rates, we have used interest rate swaps. Through interest rate swaps, we locked in a portion of the Fund’s current leverage earlier in the interest rate cycle, when rates were lower. (Please see the “Leverage” section in this report for more information on the Fund’s use of leverage and interest rate swaps.) As short-term rates have risen, the locks help the Fund keep borrowing costs low. As these swaps begin to roll off, we anticipate the Fund will see an uptick in the cost of leverage. That said, more recently, we have seen the Federal Open Market Committee begin to reduce short-term borrowing costs; this could help mitigate the cost of leverage moving forward.
Q. In a more uncertain market environment, what is your outlook for the Fund?
A. We believe the Fund is well positioned. It’s important to remember that risk and uncertainty are part of the investment markets. As investment managers, we seek to add value by understanding risk and managing it for the long-term benefit of the Fund’s shareholders.
We have a high degree of conviction in the Fund’s positioning and emphasis on risk management. As the past year demonstrated, the Fund’s dynamic strategy allowed Fund shareholders to receive steady income and growth in NAV—despite the rising uncertainty in the credit markets and the U.S. economy.
Indeed, we believe the Fund’s dynamic allocation approach is particularly advantageous in the current market climate. The Fund’s ability to invest in higher-yielding convertible securities, as well as straight (or non-convertible) corporate bonds provides us with a broader universe of securities from which to construct the Fund’s portfolio.
Against the backdrop of a rising equity market, we maintain a positive outlook for the convertible markets. Valuations have appreciated since 2006 but remain fair, and issuance trends have been favorable. Currently, a good portion of convertibles offer what we consider optimal characteristics, that is, a good mix of upside participation and downside safety.
Our view on the broad corporate bond market is more cautious and we believe individual security selection will be particularly important. The credit crisis of the summer will take time to work out, and many of the most speculative credits may not offer suitably high compensation for the risk they entail. However, as we discussed in the Economic and Market Review, we believe that corporate America is in good shape overall; this strength should provide support for the corporate bond market. We believe that opportunity remains and that our rigorous and proprietary credit research will be of considerable benefit in uncovering securities with attractive yields and reasonable risk.

[1]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.

Convertible Opportunities and Income Fund Investment Team Interview ANNUAL REPORT	7

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (59.8%)
	Consumer Discretionary (21.5%)
$2,849,000	Asbury Automotive Group, Inc. 7.625%, 03/15/17	$2,678,060
2,076,000	Cooper Tire & Rubbery Company^ 8.000%, 12/15/19	2,013,720
	D.R. Horton, Inc.
1,628,000	9.750%, 09/15/10	1,598,564
1,628,000	8.000%, 02/01/09	1,606,515
1,233,000	7.875%, 08/15/11	1,205,678
4,071,000	DEX Media, Inc. 8.000%, 11/15/13	4,101,533
9,900,000	DIRECTV Financing Company, Inc. 8.375%, 03/15/13	10,395,000
4,294,000	EchoStar DBS Corp. 7.125%, 02/01/16	4,508,700
7,734,000	Expedia, Inc. 7.456%, 08/15/18	7,994,582
	Ford Motor Company
4,885,000	8.625%, 11/01/10	4,752,504
4,071,000	9.875%, 08/10/11^	4,067,975
4,478,000	GameStop Corp. 8.000%, 10/01/12	4,696,302
1,221,000	General Motors Acceptance Corp. 6.875%, 09/15/11	1,126,213
	General Motors Corp.^
7,327,000	7.200%, 01/15/11	7,033,920
1,221,000	7.125%, 07/15/13	1,135,530
	Goodyear Tire & Rubber Company
6,920,000	7.000%, 03/15/28	6,089,600
3,256,000	7.857%, 08/15/11	3,386,240
2,442,000	Group 1 Automotive, Inc. 8.250%, 08/15/13	2,454,210
4,681,000	Hanes Brands, Inc.^‡ 8.784%, 12/15/14	4,727,810
3,256,000	Hasbro, Inc. 6.600%, 07/15/28	3,246,483
4,681,000	Idearc, Inc. 8.000%, 11/15/16	4,716,107
2,442,000	Interpublic Group of Companies, Inc.
	7.250%, 08/15/11	2,454,210
2,247,000	Jarden Corp. 7.500%, 05/01/17	2,145,885
2,257,000	Kellwood Company^ 7.625%, 10/15/17	1,986,160
3,256,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	3,276,350
2,442,000	Liberty Media Corp.^ 8.250%, 02/01/30	2,412,745
14,247,000	MGM Mirage^ 8.375%, 02/01/11	14,959,350
6,350,000	NCL Holding, ASA 10.625%, 07/15/14	6,461,125
3,664,000	Oxford Industries, Inc. 8.875%, 06/01/11	3,682,320
4,071,000	Phillips-Van Heusen Corp. 8.125%, 05/01/13	4,193,130
	Pulte Homes, Inc.
2,442,000	7.875%, 08/01/11	2,350,259
1,140,000	8.125%, 03/01/11	1,105,418
1,628,000	Rent-A-Center, Inc. 7.500%, 05/01/10	1,562,880
4,071,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	3,867,474
5,699,000	Service Corp. International 7.500%, 04/01/27	5,357,060
6,513,000	Time Warner, Inc. 7.625%, 04/15/31	7,267,349
887,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	873,695
10,339,000	Vail Resorts, Inc. 6.750%, 02/15/14	10,261,457
4,071,000	Warnaco Group, Inc. 8.875%, 06/15/13	4,305,083
	Warner Music Group
5,455,000	7.375%, 04/15/14	4,868,587
814,000	8.125%, 04/15/14	1,548,684

		168,474,467

	Consumer Staples (7.7%)
814,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	828,245
3,558,000	Alliance One International, Inc. 8.500%, 05/15/12	3,558,000
2,402,000	Central Garden & Pet Company^ 9.125%, 02/01/13	2,305,920
4,071,000	Chattem, Inc. 7.000%, 03/01/14	4,050,645
4,478,000	Chiquita Brands International, Inc.^ 8.875%, 12/01/15	4,097,370
5,048,000	Del Monte Foods Company 8.625%, 12/15/12	5,174,200
10,176,000	Dole Foods Company, Inc.^ 8.875%, 03/15/11	10,061,520
2,849,000	NBTY, Inc. 7.125%, 10/01/15	2,834,755
	Pilgrim’s Pride Corp.
5,332,000	8.375%, 05/01/17^	5,398,650
1,384,000	7.625%, 05/01/15	1,397,840
	Reynolds American, Inc.
4,478,000	7.300%, 07/15/15	4,750,294
2,442,000	7.625%, 06/01/16	2,654,251
2,442,000	7.250%, 06/15/37	2,608,530
8,141,000	Smithfield Foods, Inc. 7.750%, 05/15/13	8,385,230
See accompanying Notes to Schedule of Investments.

8	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$2,442,000	SUPERVALU, Inc. 7.500%, 11/15/14	$2,521,365

		60,626,815

	Energy (8.4%)
5,658,000	Arch Western Finance, LLC 6.750%, 07/01/13	5,544,840
7,327,000	Chesapeake Energy Corp. 7.500%, 06/15/14	7,546,810
1,628,000	Complete Production Services, Inc. 8.000%, 12/15/16	1,587,300
2,442,000	Comstock Resources, Inc. 6.875%, 03/01/12	2,356,530
2,442,000	Forest Oil Corp. 8.000%, 12/15/11	2,539,680
1,628,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	1,644,280
1,628,000	Mariner Energy, Inc. 7.500%, 04/15/13	1,591,370
4,559,000	Petrohawk Energy Corp. 7.125%, 04/01/12	4,467,820
9,200,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	10,856,000
	Premcor Refining Group, Inc.
5,210,000	9.500%, 02/01/13	5,493,638
2,218,000	7.500%, 06/15/15	2,312,547
2,442,000	Range Resources Corp. 7.375%, 07/15/13	2,496,945
2,849,000	Superior Energy Services, Inc. 6.875%, 06/01/14	2,777,775
4,071,000	Whiting Petroleum Corp. 7.250%, 05/01/13	4,020,112
	Williams Companies, Inc.^
8,141,000	7.750%, 06/15/31	8,751,575
1,628,000	7.500%, 01/15/31	1,725,680

		65,712,902

	Financials (2.8%)
	E*TRADE Financial Corp.
5,373,000	7.375%, 09/15/13	4,943,160
3,664,000	7.875%, 12/01/15	3,370,880
977,000	8.000%, 06/15/11	933,035
	Leucadia National Corp.
6,106,000	7.000%, 08/15/13	5,983,880
3,232,000	8.125%, 09/15/15	3,276,440
1,384,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	1,401,300
2,046,000	Senior Housing Properties Trust 7.875%, 04/15/15	2,143,394

		22,052,089

	Health Care (2.7%)
725,000	Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	616,250
1,384,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,418,600
4,071,000	Community Health Systems, Inc.* 8.875%, 07/15/15	4,142,242
611,000	DaVita, Inc. 7.250%, 03/15/15	620,929
	Psychiatric Solutions, Inc.
3,834,000	7.750%, 07/15/15	3,920,265
847,000	7.750%, 07/15/15	866,058
3,199,000	Tenet Healthcare Corp. 9.250%, 02/01/15	2,831,115
3,664,000	Valeant Pharmaceuticals International
	7.000%, 12/15/11	3,622,780
3,338,000	Vanguard Health Systems, Inc. 9.000%, 10/01/14	3,271,240

		21,309,479

	Industrials (2.9%)
611,000	Belden CDT, Inc. 7.000%, 03/15/17	623,220
814,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	842,490
2,442,000	Gardner Denver, Inc. 8.000%, 05/01/13	2,503,050
2,442,000	GATX Corp.^ 8.875%, 06/01/09	2,590,566
1,040,000	Global Cash Access, Inc. 8.750%, 03/15/12	1,081,600
1,303,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	1,270,425
	IKON Office Solutions, Inc.
1,628,000	7.750%, 09/15/15^	1,664,630
1,628,000	6.750%, 12/01/25	1,342,029
1,221,000	Sequa Corp. 8.875%, 04/01/08	1,240,841
5,699,000	Terex Corp. 7.375%, 01/15/14	5,755,990
1,628,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,619,860
2,829,000	WESCO International, Inc. 7.500%, 10/15/17	2,659,260

		23,193,961

	Information Technology (4.7%)
	Amkor Tech, Inc.
3,664,000	9.250%, 06/01/16	3,764,760
1,628,000	7.750%, 05/15/13	1,581,195
570,000	Avago Technologies^ 11.875%, 12/01/15	641,250
3,256,000	Celestica, Inc. 7.875%, 07/01/11	3,199,020
4,071,000	Flextronics International, Ltd. 6.500%, 05/15/13	3,938,693
See accompanying Notes to Schedule of Investments.

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	9

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$4,681,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	$4,452,801
5,577,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	5,716,425
	Xerox Corp.
7,734,000	8.000%, 02/01/27^	7,763,002
5,699,000	7.625%, 06/15/13	5,925,769

		36,982,915

	Materials (5.2%)
2,442,000	Boise Cascade Company 7.125%, 10/15/14	2,417,580
814,000	Crown Holdings, Inc. 7.750%, 11/15/15	842,490
2,035,000	Equistar Chemicals, LP 10.625%, 05/01/11	2,136,750
651,000	Gibraltar Industries, Inc. 8.000%, 12/01/15	615,195
	Ineos Group Holdings, PLC*
3,908,000	7.875%, 02/15/16	5,236,360
814,000	8.500%, 02/15/16^	777,370
4,071,000	Mosaic Company* 7.625%, 12/01/16	4,406,857
3,256,000	Neenah Paper, Inc. 7.375%, 11/15/14	3,158,320
6,513,000	Sealed Air Corp.* 6.875%, 07/15/33	6,174,936
4,742,000	Terra Industries, Inc. 7.000%, 02/01/17	4,765,710
1,628,000	Texas Industries, Inc. 7.250%, 07/15/13	1,636,140
	Union Carbide Corp.
3,256,000	7.500%, 06/01/25	3,241,674
2,524,000	7.875%, 04/01/23	2,622,688
2,605,000	Westlake Chemical Corp. 6.625%, 01/15/16	2,507,313

		40,539,383

	Telecommunication Services (3.8%)
3,834,000	CenturyTel, Inc. 6.875%, 01/15/28	3,830,151
4,966,000	Citizens Communications Company 9.000%, 08/15/31	5,133,602
4,885,000	Leap Wireless International, Inc. 9.375%, 11/01/14	4,872,788
4,885,000	Qwest Communications International, Inc.^ 7.750%, 02/15/31	4,494,200
8,141,000	Sprint Nextel Corp. 7.375%, 08/01/15	8,229,045
3,256,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	3,223,440

		29,783,226

	Utilities (0.1%)
814,000	NRG Energy, Inc. 7.250%, 02/01/14	816,035

	TOTAL CORPORATE BONDS (Cost $467,838,739)	469,491,272

CONVERTIBLE BONDS (39.0%)
	Consumer Discretionary (5.9%)
15,000,000	Amazon.com, Inc. 4.750%, 02/01/09	17,887,500
1,870,000	Liberty Media Corp. (Time Warner Corp.)¥
	3.250%, 03/15/31	1,456,263
7,500,000	Punch Taverns Redwood Jersey Company, Ltd. 5.000%, 12/14/10	18,069,192
7,500,000	Walt Disney Company^ 2.125%, 04/15/23	9,121,875

		46,534,830

	Financials (1.4%)
11,000,000	Prudential Financial, Inc.^‡
	3.304%, 12/12/36	11,306,350

	Health Care (5.3%)
2,500,000	Apria Healthcare Group, Inc. 3.375%, 09/01/33	2,546,875
16,000,000	Invitrogen Corp. 3.250%, 06/15/25	18,160,000
5,500,000	Millipore Corp. 3.750%, 06/01/26	6,063,750
2,000,000	Molina Healthcare, Inc.^ 3.750%, 10/01/14	2,162,500
5,500,000	OSI Pharmaceuticals, Inc. 3.250%, 09/08/23	5,665,000
6,500,000	Wyeth^‡ 4.886%, 01/15/24	6,969,690

		41,567,815

	Industrials (6.4%)
5,250,000	EDO Corp. 4.000%, 11/15/25	9,069,375
4,000,000	FTI Consulting, Inc. 3.750%, 07/15/12	7,595,000
10,500,000	L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	12,757,500
8,250,000	Lockheed Martin Corp.^‡ 5.308%, 08/15/33	12,709,125
5,000,000	Quanta Services, Inc.* 3.750%, 04/30/26	7,931,250

		50,062,250

	Information Technology (15.7%)
2,000,000	ASM International NV^ 4.250%, 12/06/11	2,859,912
See accompanying Notes to Schedule of Investments.

10	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$8,000,000	Blackboard, Inc. 3.250%, 07/01/27	$9,340,000
16,250,000	Electronic Data Systems Corp.^ 3.875%, 07/15/23	16,351,562
8,500,000	Informatica Corp. 3.000%, 03/15/26	9,381,875
32,250,000	Intel Corp.^ 2.950%, 12/15/35	34,588,125
	Linear Technology Corp.^
14,000,000	3.000%, 05/01/27*	13,422,500
2,500,000	3.000%, 05/01/27	2,396,875
1,960,000	Mentor Graphics Corp. 6.250%, 03/01/26	2,339,750
19,500,000	VeriSign, Inc.* 3.250%, 08/15/37	23,375,625
9,000,000	Vishay Intertechnology, Inc. 3.625%, 08/01/23	9,078,750

		123,134,974

	Telecommunication Services (2.0%)
17,000,000	NII Holdings, Inc.* 3.125%, 06/15/12	15,788,750

	Utilities (2.3%)
3,500,000	International Power, PLC 3.250%, 07/20/13	7,088,516
2,950,000	Scottish & Southern Energy, PLC 3.750%, 10/29/09	10,617,192

		17,705,708

	TOTAL CONVERTIBLE BONDS (Cost $279,089,281)	306,100,677

SYNTHETIC CONVERTIBLE SECURITIES (16.1%)
Corporate Bonds (13.7%)
	Consumer Discretionary (4.9%)
651,000	Asbury Automotive Group, Inc. 7.625%, 03/15/17	611,940
474,000	Cooper Tire & Rubbery Company^ 8.000%, 12/15/19	459,780
	D.R. Horton, Inc.
372,000	9.750%, 09/15/10	365,274
372,000	8.000%, 02/01/09	367,091
282,000	7.875%, 08/15/11	275,751
929,000	DEX Media, Inc. 8.000%, 11/15/13	935,968
2,260,000	DIRECTV Financing Company, Inc. 8.375%, 03/15/13	2,373,000
981,000	EchoStar DBS Corp. 7.125%, 02/01/16	1,030,050
1,766,000	Expedia, Inc. 7.456%, 08/15/18	1,825,502
	Ford Motor Company
1,115,000	8.625%, 11/01/10	1,084,758
929,000	9.875%, 08/10/11^	928,310
1,022,000	GameStop Corp. 8.000%, 10/01/12	1,071,822
279,000	General Motors Acceptance Corp. 6.875%, 09/15/11	257,341
	General Motors Corp.^
1,673,000	7.200%, 01/15/11	1,606,080
279,000	7.125%, 07/15/13	259,470
	Goodyear Tire & Rubber Company
1,580,000	7.000%, 03/15/28	1,390,400
744,000	7.857%, 08/15/11	773,760
558,000	Group 1 Automotive, Inc. 8.250%, 08/15/13	560,790
1,069,000	Hanes Brands, Inc.^‡ 8.784%, 12/15/14	1,079,690
744,000	Hasbro, Inc. 6.600%, 07/15/28	741,825
1,069,000	Idearc, Inc. 8.000%, 11/15/16	1,077,017
558,000	Interpublic Group of Companies, Inc. 7.250%, 08/15/11	560,790
513,000	Jarden Corp. 7.500%, 05/01/17	489,915
515,000	Kellwood Company^ 7.625%, 10/15/17	453,200
744,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	748,650
558,000	Liberty Media Corp.^ 8.250%, 02/01/30	551,315
3,253,000	MGM Mirage^ 8.375%, 02/01/11	3,415,650
1,450,000	NCL Holding, ASA 10.625%, 07/15/14	1,475,375
836,000	Oxford Industries, Inc. 8.875%, 06/01/11	840,180
929,000	Phillips-Van Heusen Corp. 8.125%, 05/01/13	956,870
	Pulte Homes, Inc.
558,000	7.875%, 08/01/11	537,037
260,000	8.125%, 03/01/11	252,113
372,000	Rent-A-Center, Inc. 7.500%, 05/01/10	357,120
929,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	882,556
1,301,000	Service Corp. International 7.500%, 04/01/27	1,222,940
1,487,000	Time Warner, Inc. 7.625%, 04/15/31	1,659,227
203,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	199,955
2,361,000	Vail Resorts, Inc. 6.750%, 02/15/14	2,343,292
929,000	Warnaco Group, Inc. 8.875%, 06/15/13	982,418
See accompanying Notes to Schedule of Investments.

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	11

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Warner Music Group
$1,245,000	7.375%, 04/15/14	$1,111,162
186,000	8.125%, 04/15/14	353,876

		38,469,260

	Consumer Staples (1.8%)
186,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	189,255
812,000	Alliance One International, Inc.^ 8.500%, 05/15/12	812,000
548,000	Central Garden & Pet Company^ 9.125%, 02/01/13	526,080
929,000	Chattem, Inc. 7.000%, 03/01/14	924,355
1,022,000	Chiquita Brands International, Inc.^ 8.875%, 12/01/15	935,130
1,152,000	Del Monte Foods Company 8.625%, 12/15/12	1,180,800
2,324,000	Dole Food Company, Inc.^ 8.875%, 03/15/11	2,297,855
651,000	NBTY, Inc. 7.125%, 10/01/15	647,745
	Pilgrim’s Pride Corp.
1,218,000	8.375%, 05/01/17^	1,233,225
316,000	7.625%, 05/01/15	319,160
	Reynolds American, Inc.
1,022,000	7.300%, 07/15/15	1,084,145
558,000	7.625%, 06/01/16	606,500
558,000	7.250%, 06/15/37	596,052
1,859,000	Smithfield Foods, Inc. 7.750%, 05/15/13	1,914,770
558,000	SUPERVALU, Inc. 7.500%, 11/15/14	576,135

		13,843,207

	Energy (1.9%)
1,292,000	Arch Western Finance, LLC 6.750%, 07/01/13	1,266,160
1,673,000	Chesapeake Energy Corp. 7.500%, 06/15/14	1,723,190
372,000	Complete Production Services, Inc. 8.000%, 12/15/16	362,700
558,000	Comstock Resources, Inc. 6.875%, 03/01/12	538,470
558,000	Forest Oil Corp. 8.000%, 12/15/11	580,320
372,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	375,720
372,000	Mariner Energy, Inc. 7.500%, 04/15/13	363,630
1,041,000	Petrohawk Energy Corp. 7.125%, 04/01/12	1,020,180
2,100,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	2,478,000
	Premcor Refining Group, Inc.
1,190,000	9.500%, 02/01/13	1,254,785
507,000	7.500%, 06/15/15	528,612
558,000	Range Resources Corp. 7.375%, 07/15/13	570,555
651,000	Superior Energy Services, Inc. 6.875%, 06/01/14	634,725
929,000	Whiting Petroleum Corp. 7.250%, 05/01/13	917,387
	Williams Companies, Inc.^
1,859,000	7.750%, 06/15/31	1,998,425
372,000	7.500%, 01/15/31	394,320

		15,007,179

	Financials (0.6%)
	E*TRADE Financial Corp.
1,227,000	7.375%, 09/15/13	1,128,840
836,000	7.875%, 12/01/15	769,120
223,000	8.000%, 06/15/11	212,965
	Leucadia National Corp.
1,394,000	7.000%, 08/15/13	1,366,120
738,000	8.125%, 09/15/15	748,148
316,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	319,950
467,000	Senior Housing Properties Trust 7.875%, 04/15/15	489,230

		5,034,373

	Health Care (0.6%)
165,000	Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	140,250
316,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	323,900
929,000	Community Health Systems, Inc.* 8.875%, 07/15/15	945,257
139,000	DaVita, Inc. 7.250%, 03/15/15	141,259
	Psychiatric Solutions, Inc.
876,000	7.750%, 07/15/15	895,710
193,000	7.750%, 07/15/15	197,343
731,000	Tenet Healthcare Corp. 9.250%, 02/01/15	646,935
836,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	826,595
762,000	Vanguard Health Systems, Inc. 9.000%, 10/01/14	746,760

		4,864,009

	Industrials (0.7%)
139,000	Belden CDT, Inc. 7.000%, 03/15/17	141,780
186,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	192,510
See accompanying Notes to Schedule of Investments

12	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$558,000	Gardner Denver, Inc. 8.000%, 05/01/13	$571,950
558,000	GATX Corp.^ 8.875%, 06/01/09	591,948
238,000	Global Cash Access, Inc. 8.750%, 03/15/12	247,520
297,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	289,575
	IKON Office Solutions, Inc.
372,000	7.750%, 09/15/15^	380,370
372,000	6.750%, 12/01/25	306,655
279,000	Sequa Corp. 8.875%, 04/01/08	283,534
1,301,000	Terex Corp. 7.375%, 01/15/14	1,314,010
372,000	Trinity Industries, Inc. 6.500%, 03/15/14	370,140
646,000	WESCO International, Inc. 7.500%, 10/15/17	607,240

		5,297,232

	Information Technology (1.1%)
	Amkor Tech, Inc.
836,000	9.250%, 06/01/16	858,990
372,000	7.750%, 05/15/13	361,305
130,000	Avago Technologies^ 11.875%, 12/01/15	146,250
744,000	Celestica, Inc. 7.875%, 07/01/11	730,980
929,000	Flextronics International, Ltd. 6.500%, 05/15/13	898,808
1,069,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	1,016,886
1,273,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	1,304,825
	Xerox Corp.
1,766,000	8.000%, 02/01/27^	1,772,622
1,301,000	7.625%, 06/15/13	1,352,768

		8,443,434

	Materials (1.2%)
558,000	Boise Cascade Company 7.125%, 10/15/14	552,420
186,000	Crown Holdings, Inc. 7.750%, 11/15/15	192,510
465,000	Equistar Chemicals, LP 10.625%, 05/01/11	488,250
149,000	Gibraltar Industries, Inc. 8.000%, 12/01/15	140,805
	Ineos Group Holdings, PLC
892,000	7.875%, 02/15/16	1,195,198
186,000	8.500%, 02/15/16^*	177,630
929,000	Mosaic Company* 7.625%, 12/01/16	1,005,642
744,000	Neenah Paper, Inc. 7.375%, 11/15/14	721,680
1,487,000	Sealed Air Corp.* 6.875%, 07/15/33	1,409,816
1,083,000	Terra Industries, Inc. 7.000%, 02/01/17	1,088,415
372,000	Texas Industries, Inc. 7.250%, 07/15/13	373,860
	Union Carbide Corp.
744,000	7.500%, 06/01/25	740,726
576,000	7.875%, 04/01/23	598,522
595,000	Westlake Chemical Corp. 6.625%, 01/15/16	572,687

		9,258,161

	Telecommunication Services (0.9%)
876,000	CenturyTel, Inc. 6.875%, 01/15/28	875,121
1,134,000	Citizens Communications Company 9.000%, 08/15/31	1,172,272
1,115,000	Leap Wireless International, Inc. 9.375%, 11/01/14	1,112,213
1,115,000	Qwest Communications International, Inc.^ 7.750%, 02/15/31	1,025,800
1,859,000	Sprint Nextel Corp. 7.375%, 08/01/15	1,879,105
744,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	736,560

		6,801,071

	Utilities (0.0%)
186,000	NRG Energy, Inc. 7.250%, 02/01/14	186,465

	TOTAL CORPORATE BONDS	107,204,391

NUMBER OF
CONTRACTS		VALUE

Options (2.4%)
	Consumer Discretionary (0.3%)
	Garmin, Ltd.#
130	Call, 01/17/09, Strike $100.00	391,300
95	Call, 01/17/09, Strike $95.00	307,800
645	Nike, Inc.# Call, 01/17/09, Strike $55.00	1,041,675
700	Omnicom Group, Inc.# Call, 01/17/09, Strike $50.00	497,000

		2,237,775

	Consumer Staples (0.2%)
840	Coca-Cola Company# Call, 01/17/09, Strike $50.00	1,180,200
See accompanying Notes to Schedule of Investments.

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	13

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

430	Kroger Company# Call, 01/17/09, Strike $30.00	$174,150

		1,354,350

	Financials (0.1%)

450	Franklin Resouces, Inc.# Call, 01/17/09, Strike $125.00	1,138,500

	Health Care (0.1%)

250	Alcon, Inc.# Call, 01/17/09, Strike $140.00	746,250

	Industrials (0.2%)
460	General Dynamics Corp.# Call, 01/17/09, Strike $75.00	1,021,200
570	Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	632,700

		1,653,900

	Information Technology (1.5%)
	Apple, Inc.#
145	Call, 01/17/09, Strike $130.00	1,091,125
55	Call, 01/17/09, Strike $140.00	376,612
960	Cisco Systems, Inc.# Call, 01/17/09, Strike $27.50	837,600
60	Google, Inc.# Call, 01/17/09, Strike $520.00	1,420,500
195	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	236,925
500	Infosys Technologies, Ltd.# Call, 01/17/09, Strike $55.00	400,000
1,300	Microsoft Corp.# Call, 01/17/09, Strike $30.00	1,137,500
2,610	Nokia Corp.# Call, 01/17/09, Strike $30.00	3,210,300
1,600	Oracle Corp.# Call, 01/17/09, Strike $17.50	1,040,000
300	Research In Motion, Ltd.# Call, 01/17/09, Strike $73.30	1,827,000

		11,577,562

	Telecommunication Services (0.0%)
110	America Movil, S.A. de C.V.# Call, 01/17/09, Strike $60.00	152,350
100	NII Holdings, Inc.# Call, 01/17/09, Strike $80.00	56,500

		208,850

	TOTAL OPTIONS	18,917,187

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $117,336,612)	126,121,578

CONVERTIBLE PREFERRED STOCKS (25.1%)
	Consumer Discretionary (0.9%)
6,750	Stanley Works‡ 6.975%	7,155,844

	Energy (2.0%)
50,000	Chesapeake Energy Corp. 6.250%	15,801,000

	Financials (9.5%)
240,000	Lazard, Ltd. 5.683%	10,140,000
985,000	MetLife, Inc. 6.375%	33,017,200
55,000	Reinsurance Group of America, Inc. 5.750%	3,960,000
13,000	Swiss Re 6.000%	11,785,851
83,000	Washington Mutual, Inc. 5.375%	3,672,750
450,000	XL Capital, Ltd. 7.000%	11,452,500

		74,028,301

	Health Care (2.1%)
62,000	Schering-Plough Corp. 4.650%	16,507,500

	Materials (6.3%)
170,000	Cia Vale do Rio Doce 5.500%	12,447,400
145,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	24,731,200
14,000	Givaudan SA 5.375%	12,359,979

		49,538,579

	Utilities (4.3%)
410,000	AES Corp. Trust III 6.750%	20,360,600
155,000	Centerpoint Energy, Inc. (Time Warner, Inc.)¥‡ 2.000%	5,469,950
60,000	Entergy Corp. 7.625%	4,335,000
65,000	Southern Union Company 5.000%	3,672,500

		33,838,050

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $163,004,479)	196,869,274

COMMON STOCKS (4.7%)
	Consumer Staples (2.9%)
391,765	General Mills, Inc.	22,616,593

See accompanying Notes to Schedule of Investments.

14	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Health Care (1.8%)
483,019	Schering-Plough Corp.	$14,741,740

	TOTAL COMMON STOCKS (Cost $33,721,429)	37,358,333

WARRANTS (0.1%)
	Consumer Discretionary (0.1%)
100,000	Expedia, Inc.# 05/07/12 Strike $24.46 (Cost $198,500)	697,000

INVESTMENT IN AFFILIATED FUND (2.8%)
21,844,515	Calamos Government Money Market Fund — Class I SharesΩ 4.711% (Cost $21,844,515)	21,844,515

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.4%)

121,102,000	Bank of New York Institutional Cash Reserve Fund current rate 5.158% (Cost $121,102,000)	121,102,000

TOTAL INVESTMENTS (163.0%) (Cost $1,204,135,555)		1,279,584,649

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-15.4%)		(121,102,000)

OTHER ASSETS, LESS LIABILITIES (1.4%)		11,057,686

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-49.0%)		(384,543,196)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$784,997,139

NOTES TO SCHEDULE OF INVESTMENTS
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007 the value of 144A securities that could not be exchanged to the registered form is $42,415,377 or 5.4% of net assets.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

¥	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from November 1, 2006, through October 31, 2007, the fund had net purchases of $21,844,515, and received $508,518 in dividend payments from the affiliated fund. As of October 31, 2006, the Fund had no holdings of the affiliated fund.
See accompanying Notes to Financial Statements.

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	15

Statement of Assets and Liabilities

October 31, 2007

ASSETS
Investments, at value* (cost $1,182,291,040)	$1,257,740,134
Investments in affiliated fund (cost $21,844,515)	21,844,515
Cash with custodian (interest bearing)	2,378
Accrued interest and dividends receivable	18,162,215
Unrealized appreciation on interest rate swaps	1,750,721
Prepaid expenses	20,831
Other assets	72,975

Total assets	1,299,593,769

LIABILITIES
Payables:
Cash collateral for securities on loan	121,102,000
Investments purchased	8,056,473
Affiliates:
Investment advisory fees	607,720
Financial accounting fees	11,188
Deferred compensation to Trustees	72,975
Trustee fees and officer compensation	589
Accounts payable and accrued liabilities	202,489

Total liabilities	130,053,434

PREFERRED SHARES
$25,000 liquidation value per share applicable to 15,360 shares, including dividends payable	384,543,196

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$784,997,139

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 47,938,822 shares issued and outstanding	$700,955,504
Undistributed net investment income (loss)	(7,083,244)
Accumulated net realized gain (loss) on investments, foreign currency transactions, and interest rate swaps	13,865,847
Net unrealized appreciation (depreciation) on investments, foreign currency translations and interest rate swaps	77,259,032

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$784,997,139

Net asset value per common share based on 47,938,822 shares issued and outstanding	$16.38

*	Including securities on loan with a value of $116,664,171.
See accompanying Notes to Financial Statements.

16	Convertible Opportunities and Income Fund ANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Year Ended October 31, 2007

INVESTMENT INCOME
Interest	$63,180,429
Dividends	12,894,904
Dividends from affiliated fund	508,518
Securities lending income	339,776

Total investment income	76,923,627

EXPENSES
Investment advisory fees	9,281,090
Financial accounting fees	131,287
Auction agent and rating agency fees	1,026,876
Printing and mailing fees	178,630
Audit and legal fees	97,811
Accounting fees	61,298
Registration fees	47,149
Trustees’ fees and officer compensation	43,012
Transfer agent fees	34,640
Custodian fees	49,804
Investor support services	47,760
Other	78,423

Total expenses	11,077,780
Less expense reductions	(2,679,690)

Net expenses	8,398,090

NET INVESTMENT INCOME (LOSS)	68,525,537

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	40,585,893
Foreign currency transactions	338,664
Interest rate swaps	5,792,872

Change in net unrealized appreciation/depreciation on:
Investments	2,704,679
Foreign currency translations	28,667
Interest rate swaps	(5,461,813)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	43,988,962

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,514,499

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(19,490,861)
Capital gains	(1,079,741)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$91,943,897

See accompanying Notes to Financial Statements.

Convertible Opportunities and Income Fund Statement of Operations ANNUAL REPORT	17

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006

OPERATIONS
Net investment income (loss)	$68,525,537	$70,104,535
Net realized gain (loss) from investments, foreign currency transactions and interest rate swaps	46,717,429	37,879,589
Change in net unrealized appreciation/depreciation on investments, foreign currency translations and interest rate swaps	(2,728,467)	(2,551,087)
Distributions to preferred shareholders from:
Net investment income	(19,490,861)	(16,629,373)
Capital gains	(1,079,741)	(1,505,459)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	91,943,897	87,298,205

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(73,500,829)	(74,885,047)
Capital gains	(22,266,967)	(22,474,437)

Net decrease in net assets from distributions to common shareholders	(95,767,796)	(97,359,484)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions resulting in the issuance of common shares	16,826,912	17,552,931

Net increase (decrease) in net assets from capital share transactions	16,826,912	17,552,931

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	13,003,013	7,491,652

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$771,994,126	$764,502,474

End of year	784,997,139	771,994,126

Undistributed net investment income (loss)	$(7,083,244)	$(6,717,787)
See accompanying Notes to Financial Statements.

18	Convertible Opportunities and Income Fund ANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements
NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).
Portfolio Valuation. Calamos Advisors LLC, the Fund’s investment adviser (“Calamos Advisors”), oversees the valuation of the Fund’s portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	19

Notes to Financial Statements
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the net assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

20	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 — INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee at the annual rate of 0.18% of the average weekly managed assets of the Fund (through June 30, 2008) and to waive a declining amount for an additional two years (0.11% of the average weekly managed assets in 2009 and .04% in 2010). For the year ended October 31, 2007, the total advisory fee waived pursuant to such agreement was $2,631,237, and is included in the statement of operations under the caption “Less expense reduction”.
Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2007, the total advisory fee waived pursuant to such agreement was $19,903 and is included in the statement of operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensa-

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements
tion plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s respective managed assets and/or net assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.
Included in the statement of operations under the caption “Less expense reduction” are expense offsets of $28,550, arising from credits on cash balances maintained on deposit with the Fund’s custodian.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $72,975 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 — INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the year ended October 31, 2007 were as follows:

Purchases	$585,416,904
Proceeds from sales	624,801,221
The following information is presented on a Federal income tax basis as of October 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principals and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at October 31, 2007 was as follows:

Cost basis of investments	$1,210,691,532

Gross unrealized appreciation	88,877,229
Gross unrealized depreciation	(19,984,112)

Net unrealized appreciation (depreciation)	$68,893,117

NOTE 4 — INCOME TAXES
For the year ended October 31, 2007, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income (loss)	24,100,696
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(24,100,696)

22	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Distributions during the fiscal year ended October 31, 2007 and 2006 were characterized for Federal income tax purposes as follows:
Distributions paid from:

	2007	2006

Ordinary income	$103,928,134	$100,262,231
Long-term capital gains	12,340,337	15,105,921
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	14,083,427

Total undistributed earnings	14,083,427
Accumulated capital and other losses	—
Net unrealized gains/(losses)	70,551,800

Total accumulated earnings/(losses)	84,635,227
Other	(593,592)
Paid-in capital	700,955,504

Net assets applicable to common shareholders	$784,997,139

NOTE 5 — COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 47,938,822 shares outstanding at October 31, 2007. Calamos Advisors owned 92 of the outstanding shares at October 31, 2007. Transactions in common shares were as follows:

	For the	For the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

Beginning shares	47,005,186	46,079,867
Shares issued through reinvestment of distributions	933,636	925,319

Ending shares	47,938,822	47,005,186

NOTE 6 — FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2007.
NOTE 7 — PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 15,360 shares of Preferred Shares outstanding consist of seven series, 2,040 shares of M, 2,040 shares of TU, 2,040 shares of W, 2,400 shares of W28, 2,400 shares of TH7, 2,040 shares of TH28, and 2,400 shares of F. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements
auction. Dividend rates ranged from 4.70% to 6.70% for the year ended October 31, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
NOTE 8 — INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in additional to redeeming all or some of the Preferred Shares.
As of October 31, 2007, the Fund had outstanding swaps agreements as listed below.

	Payments	Payments		Notional	Unrealized
SWAP	Made by the	Received by the	Termination	Amount	Appreciation
Counterparty	Fund	Fund	Date	(USD)	(Depreciation)

Merrill Lynch	3.60% monthly	1 month LIBOR	11/28/2008	$60,000,000	$608,487
Merrill Lynch	3.26% monthly	1 month LIBOR	11/28/2007	60,000,000	75,196
Merrill Lynch	2.69% monthly	1 month LIBOR	7/3/2008	70,000,000	1,067,038

					$1,750,721

NOTE 9 — SECURITIES LENDING
For the fiscal year ended October 31, 2007, the Fund loaned one or more of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not

24	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities. At October 31, 2007, the Fund had securities valued at $116,664,171 on loan to broker-dealers and banks and $121,102,000 in cash or cash equivalent collateral.
NOTE 10 — SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a ''synthetic’’ convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (''fixed-income component’’, which may be a convertible or non-convertible security) and the right to acquire equity securities (''convertible component’’). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	25

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

	For the Year Ended October 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$16.42	$16.59	$18.03	$18.01	$13.56
Income from investment operations:
Net investment income (loss)	1.44 *	1.50	1.65	1.91	1.77	(a)
Net realized and unrealized gain (loss) from investments, foreign currency and interest rate swaps	0.97	0.81	0.03	0.52	4.38	(a)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.41)	(0.36)	(0.19)	(0.11)	(0.06)
Capital gains (common share equivalent basis)	(0.02)	(0.03)	(0.06)	— (b)	—

Total from investment operations	1.98	1.92	1.43	2.32	6.09

Less distributions to common shareholders from:
Net investment income	(1.55)	(1.61)	(1.65)	(1.80)	(1.64)
Capital gains	(0.47)	(0.48)	(1.22)	(0.45)	—
Capital charge resulting from issuance of common and preferred shares	—	—	—	(0.05)	—	(b)
Net asset value, end of year	$16.38	$16.42	$16.59	$18.03	$18.01
Market value, end of year	$16.90	$19.73	$19.52	$20.50	$19.60
Total investment return based on(c):
Net asset value	11.51%	10.47%	6.69%	12.65%	46.48%
Market value	(4.25)%	12.81%	10.40%	17.69%	52.22%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$784,997	$771,994	$764,502	$808,278	$790,764
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$384,000	$384,000	$384,000	$384,000	$204,000
Ratios to average net assets applicable to common shareholders:
Net expenses(d)	1.08%	1.04%	1.06%	1.00%	0.86%
Gross expenses prior to waiver of expenses by the advisor and earnings credits(d)	1.43%	1.42%	1.43%	1.37%	1.18%
Net investment income (loss)(d)	8.83%	9.17%	9.59%	10.56%	10.89	%(a)
Preferred share distributions from net investment income	2.51%	2.18%	1.11%	0.65%	0.39%
Net investment income (loss), net of preferred share distributions from net investment income	6.32%	6.99%	8.48%	9.91%	10.50	%(a)
Portfolio turnover rate	52%	48%	76%	54%	42%
Asset coverage per preferred share, at end of year(e)	$76,142	$75,291	$74,795	$77,624	$121,907

*	Net investment income allocated based on average shares method.

(a)	Interest rate swap payment reclassified from net investment income (loss) to net realized and unrealized gain (loss) on investments, foreign currency and interest rate swaps.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock shares calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

Convertible Opportunities and Income Fund
26	ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
December 14, 2007

Convertible Opportunities and Income Fund
Report of Independent Registered Public Accounting Firm ANNUAL REPORT	27

Trustee Approval of Management Agreement (unaudited)
The Board of Trustees of the Fund oversees the Fund’s management, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.
In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
At a meeting on June 22, 2007, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved continuation of the management agreement through July 31, 2008, subject to possible earlier termination as provided in the agreement.
In considering the continuation of the management agreement, the Trustees reviewed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees’ determinations. However, the material factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuation of the management agreement are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of Calamos Advisors’ services to the Fund, taking into account the Fund’s investment objective and strategy and their knowledge gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Fund. In addition, the Trustees reviewed Calamos Advisors’ resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund’s administrator, monitoring adherence to the Fund’s investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. In addition, the Trustees considered compliance reports from the Fund’s Chief Compliance Officer.
The Trustees concluded that the nature, quality and extent of the services provided or to be provided to the Fund by Calamos Advisors were appropriate and consistent with the terms of the management agreement and that the Fund was likely to benefit from the continued provision of those services.
Performance of the Fund
The Trustees considered the Fund’s performance results over various time periods. They reviewed information comparing the performance of the Fund with the performance of a universe of comparable funds identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark. The Trustees discussed Fund performance with representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials.

Convertible Opportunities and Income Fund
28	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)
The Trustees noted that, although the Fund’s total return placed it in the third quintile of the corresponding performance universe for the one-year period, it placed in the first quintile for each of the three- and four-year periods and the second quintile for the two-year period. The Trustees concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of the Fund was an important factor in the Trustees’ evaluation of the quality of services provided by Calamos Advisors under the management agreement.
Costs of Services and Profits Realized by Calamos Advisors
The Trustees examined information regarding the Fund’s fees and expenses in comparison to corresponding information for comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that, although the Fund’s contractual rate of management fees and actual management fees for common shares were higher than the peer group medians, the Fund’s overall expense ratio and actual management fees for common and preferred shares were lower than the peer group medians.
The Trustees also reviewed the rates of management fees charged by Calamos Advisors to its separate accounts and to its subadvised funds (for which Calamos Advisors provides portfolio management services only). Although in most instances its sub-advisory fees, and in many instances its separate account fees, for various comparable investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors performs significant additional services for the Fund that it does not provide to those other clients. Those services include administrative services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services. The Trustees also considered that, in serving the Fund, Calamos Advisors assumes many risks that it does not assume in servicing its other clients.
The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees reviewed information on the profitability of Calamos Advisors in serving as the Fund’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the particular manager’s organizational structure, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors with respect to the Fund in relation to the services rendered was not unreasonable.
The Trustees concluded that the management fees payable by the Fund to Calamos Advisors were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund’s overall expense ratio was reasonable in light of the quality and extent of services provided by Calamos Advisors, the size of the Fund and the Fund’s investment performance.
Economies of Scale
In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset

Convertible Opportunities and Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	29

Trustee Approval of Management Agreement (unaudited)
base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.
Other Benefits to Calamos Advisors
The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees also considered Calamos Advisors’ use of commissions paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Calamos Advisors. The Trustees concluded, based on reports from the Fund’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.
After full consideration of the above factors as well as other factors that were instructive in considering the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.

30	Convertible Opportunities and Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Tax Information (unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $12,340,337 as capital gain dividends for the fiscal year ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates $2,860,582 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates 2.92% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2007.

Convertible Opportunities and Income Fund Tax Information ANNUAL REPORT	31

Trustees & Officers (unaudited)
The management of the Trust+, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at October 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios
		in Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 67*	Trustee and President (since 2002)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM
Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 70	Trustee (since 2002)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)
Weston W. Marsh, 57	Trustee (since 2002)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)
John E. Neal, 57	Trustee (since 2002)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)
William R. Rybak, 56	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**
Stephen B. Timbers, 63	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.
David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

+	The trust is defined as the Calamos Convertible Opportunities and Income Fund.

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 94 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.
The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.

32	Convertible Opportunities and Income Fund ANNUAL REPORT Trustees & Officers

Trustees & Officers (unaudited)
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 44	Treasurer (since 2004)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since 2002)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since 2002)	Executive Vice President, Chief Financial Officer and Treasurer, CAM and CHLLC (since 2004); Calamos Advisors and CFS (since 2001); Chief Operating Officer, CAM, CHLLC, Calamos Advisors and CFS (since 2007); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Mark Mickey, 56	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800358236959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

Convertible Opportunities and Income Fund Trustees & Officers ANNUAL REPORT	33

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About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.
•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.
•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.
•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.
•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.
•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at	Fund does not redeem shares
the close of business day

Convertible Opportunities and Income Fund About Closed-End Funds ANNUAL REPORT	37

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.
•	In a rising-rate environment, the cost of leverage typically increases. To protect against increases, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.
•	This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.
Managing the Interest Rate Risk of Leverage
In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Advisors has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund’s preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or “swap” one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (the Fund) to pay a fixed rate to a party that desires variability.
Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate.

38	Convertible Opportunities and Income Fund ANNUAL REPORT Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.
•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.
•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/chi.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Convertible Opportunities and Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan ANNUAL REPORT	39

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

40	Convertible Opportunities and Income Fund ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/07	Fund Profile
Calamos Convertible Opportunities and Income Fund (CHI)
Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)
Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)
Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)
Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)
Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Convertible Opportunities and Income Fund
Calamos Closed-End Funds ANNUAL REPORT	41

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR Item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fee — $31,701 and $25,478 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $27,704 and $23,231 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $3,876 and $4,151 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants;

provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) $31,580 and $29,452 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment adviser, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2007, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683
Nick P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683
John P. Calamos, Jr.	20	34,678,281,091	4	297,610,723	22,371	11,308,779,683
John Hillenbrand	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Steve Klouda	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Jeff Scudieri	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Jon Vacko	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	1	565,845,779	2	148,730,762	0	—
Nick P. Calamos	1	565,845,779	2	148,730,762	0	—
John P. Calamos, Jr.	1	565,845,779	2	148,730,762	0	—
John Hillenbrand	1	565,845,779	1	93,275,243	0	—
Steve Klouda	1	565,845,779	1	93,275,243	0	—
Jeff Scudieri	1	565,845,779	1	93,275,243	0	—
Jon Vacko	1	565,845,779	1	93,275,243	0	—
The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2007, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2007, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

PORTFOLIO MANAGER	REGISTRANT
John P. Calamos, Sr.	$100,001-$500,000
Nick P. Calamos	$50,001-$100,000
John P. Calamos, Jr.	none
John Hillenbrand	none
Steve Klouda	none
Jeff Scudieri	none
Jon Vacko	$1-$10,000
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2007

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 27, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2007

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 27, 2007